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                                                                    Exhibit 10.4


                                                               [EXECUTION COPY]









                               RJR NABISCO, INC.,
                                                                          Issuer

                                      and

                             THE BANK OF NEW YORK,
                                                                         Trustee


                                  -----------


                    SECOND SUPPLEMENTAL INDENTURE AND WAIVER

                           Dated as of April 27, 1999

 (Supplemental to the Amended and Restated Indenture dated as of May 18, 1992, as amended by the First Supplemental Indenture thereto dated as of June 2, 1995)


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     SECOND SUPPLEMENTAL INDENTURE AND WAIVER (this "Second Supplemental
Indenture"), dated as of April 27, 1999 between RJR NABISCO, INC., a Delaware corporation (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation (the "Trustee"),

     WHEREAS, there is proposed to be a series of certain transactions (collectively, the "Reorganization"), which includes (i) the sale (the "International Tobacco Sale") by the Issuer and R.J. Reynolds Tobacco Company of the international tobacco business to Japan Tobacco Inc., (ii) the transfer of the Issuer's 80.5% interest in Nabisco Holdings Corp., together with approximately $1.6 billion in after-tax proceeds from the International Tobacco Sale, to RJR Nabisco Holdings Corp., the parent of the Issuer ("RJRN Holdings"), through a merger transaction that is intended to be tax-free, and
(iii) the spinoff of the Issuer to the common stockholders of RJRN Holdings that is intended to be tax-free;

     WHEREAS, as part of the Reorganization, RJRN intends (i) to issue new RJRN debt securities and (ii) to enter into a new bank credit facility (together, the "Debt Restructuring");

     WHEREAS, the Issuer executed and delivered an Amended and Restated Indenture dated as of May 18, 1992 between the Issuer and Citibank, N.A., as trustee (the "Original Trustee"), as supplemented by the First Supplemental Indenture dated as of June 2, 1995 between the Issuer and the Original Trustee (as so supplemented, the "Original Indenture"), providing for the issuance of $600,000,000 of 8.75% Senior Notes due April 15, 2004 (the "Securities");

     WHEREAS, the Trustee succeeded to the obligations of the Original Trustee pursuant to the Agreement of Resignation, Appointment and Acceptance, dated as of July 27, 1998, by and among the Issuer, the Original Trustee and the Trustee and relating to the Original Indenture;

     WHEREAS, Section 7.2 of the Original Indenture provides that the Original Indenture may be amended with the consent of the holders of a majority in aggregate principal amount of the Securities then outstanding and the Issuer has determined that the required holders of such Securities have consented to the amendments and waiver herein; and

     WHEREAS, all other conditions and requirements necessary to make this Second Supplemental Indenture a valid and binding instrument in accordance with its terms and the terms of the Original Indenture have been satisfied.

     NOW, THEREFORE, this Second Supplemental Indenture




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                              W I T N E S S E T H:

     That in consideration of the premises and of the mutual covenants herein contained, the Issuer and the Trustee hereby covenant and agree, for the equal and proportionate benefit of all holders from time to time of the Securities as follows:

     SECTION 1. For all purposes of this First Supplemental Indenture,

     (a) except as otherwise expressly provided or unless the context otherwise requires, all capitalized terms used and not defined herein that are defined in the Original Indenture shall have the meanings assigned to them in the Original Indenture; and

     (b) "Statement" means the Offer to Purchase and Consent Solicitation Statement of the Issuer dated April 13, 1999, as amended from time to time.

     "Offer" means the offer to purchase for cash any and all of the outstanding Securities, upon the terms and conditions set forth in the Statement.

     SECTION 2. Section 1.1 of the Original Indenture is hereby amended by deleting the definitions of "Attributable Debt", "Consolidated Net Worth", "Exempted Debt", "Funded Debt", "Principal Property" and "Restricted Subsidiary" therein in their entirety.

     SECTION 3. The Original Indenture is hereby amended by deleting Sections 3.9, 3.10, 3.11 and 8.1 thereof (the "Negative Covenants") in their entirety.

     SECTION 4. Section 4.1 of the Original Indenture is hereby amended by deleting each reference to "any Restricted Subsidiary" in clauses (d) and (e) thereof.

     SECTION 5. Subject to Section 6(b) hereof, the application of the Negative Covenants is hereby waived to the extent required to effect the Reorganization and the Debt Restructuring (the "Waiver").

     SECTION 6. (a) Upon the execution and delivery of this Second Supple mental Indenture by the Issuer and the Trustee, the Original Indenture shall be amended and supplemented in accordance herewith, and this Second Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound thereby, as hereby amended and supplemented; provided, however, that the provisions of this Second




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Supplemental Indenture, except as described in (b) with respect to the Waiver, shall not become operative until the Issuer has notified the Trustee that it has accepted for payment the Securities tendered pursuant to the Offer upon the terms and conditions set forth in the Statement (and at such time the provisions of this Second Supplemental Indenture shall automatically become operative without the requirement of any further action by or notice to the Issuer, the Trustee or any holder of Securities).

     (b) The Waiver shall become operative immediately upon the execution and delivery of this Second Supplemental Indenture by the Issuer and the Trustee. However, if the Offer is terminated or withdrawn or the tendered Securities are not accepted for payment pursuant to the Offer, the Waiver will cease to be operative.

     SECTION 7. Nothing in this Second Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and the holders of the Securities any right, remedy or claim under or by reason of this Second Supplemental Indenture or any covenant, stipulation, promise or agreement contained herein; all the covenants, stipulations, promises and agreements contained herein being for the sole and exclusive benefit of the parties hereto and their successors, and the holders from time to time of the Securities.

     SECTION 8. This Second Supplemental Indenture shall form a part of the Original Indenture for all purposes and every holder of Securities heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound hereby. The Original Indenture as supplemented by this Second Supplemental Indenture is hereby in all respects ratified and confirmed.

     SECTION 9. The Trustee, for itself and its successor or successors, accepts the trust of the Original Indenture as amended by this Second Supplemental Indenture, and agrees to perform the same, but only upon the terms and conditions set forth in the Original Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Original Indenture, and, without limiting the generality of the foregoing, the recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee.




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     SECTION 10. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 11. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.




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     IN WITNESS WHEREOF, the parties hereto have caused this Second
Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of April 27, 1999.


                                          RJR NABISCO, INC.,
                                            Issuer


                                          By:________________________________
                                             Name:  Francis X. Suozzi
                                             Title: Senior Vice President and
                                                      Treasurer

[CORPORATE SEAL]

Attest:


By:__________________________________
   Name:
   Title:


                                          THE BANK OF NEW YORK,
                                            Trustee


                                          By:________________________________
                                             Name:
                                             Title:

[CORPORATE SEAL]


Attest:

By:__________________________________
   Name:
   Title:




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STATE OF NEW YORK                   )
                                    )
COUNTY OF NEW YORK                  )


     BEFORE ME, the undersigned authority, on this _______ day of April, 1999, personally appeared ______________________, ____________________ of RJR
Nabisco, Inc., a Delaware corporation, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such corporation for the purposes and consideration herein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL THIS ____ DAY OF APRIL, 1999.

(SEAL)
                                    _________________________________
                                    NOTARY PUBLIC, STATE OF NEW YORK
                                    Print Name:_____________________
                                    Commission Expires:_____________

STATE OF NEW YORK                   )
                                    )
COUNTY OF NEW YORK                  )


     BEFORE ME, the undersigned authority, on this _______ day of April, 1999, personally appeared ______________________, ____________________ of The Bank of
New York, a New York banking corporation, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL THIS _____ DAY OF APRIL, 1999.

(SEAL)
                                    _________________________________
                                    NOTARY PUBLIC, STATE OF NEW YORK
                                    Print Name:_____________________
                                    Commission Expires:_____________